SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

ADEONA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-12584 (Commission File No.)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:       (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 16, 2010, Adeona Pharmaceuticals, Inc., a Nevada corporation , issued the attached press release that included financial information for its second quarter ended June 30, 2010. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Adeona Pharmaceuticals, Inc. dated August 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS INC.
Date: August 16, 2010	By: /s/ James S. Kuo
Name: James S. Kuo
Its: Chairman, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Adeona Pharmaceuticals, Inc. dated August 16, 2010

* Filed herewith.